SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund

Small Cap Fund

Emerging Markets Equity Fund

Emerging Markets Debt Fund

Supplement Dated July 17, 2007
to the Class A Shares Prospectus Dated September 30, 2006

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Equity, Small Cap, Emerging Markets Equity and Emerging Markets Debt Funds.

Change in Sub-Adviser for the Small/Mid Cap Equity and Small Cap Funds

In the sub-section entitled “Small/Mid Cap Equity Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraph is hereby added:

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  William H. Bales manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Janus.  Mr. Bales serves as Team Leader for the Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors).  Mr. Bales joined Janus in September 1991 and became a research analyst in 1993, focusing on the technology, media, retail and consumer products sectors.  He assumed co-manager responsibilities of the Janus Venture Fund in 1997 and became sole portfolio manager of this fund in January 2001.  Prior to joining Janus, Mr. Bales worked as a broker at a Denver-based firm.  He earned a bachelor’s degree in marketing and a master’s degree in marketing and finance from the University of Colorado.  Mr. Bales has 16 years of professional investment experience.

In the sub-section entitled “Small Cap Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraph is hereby added:

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund.  William H. Bales manages the portion of the Small Cap Fund’s assets allocated to Janus.   Mr. Bales serves as Team Leader for the Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors).  Mr. Bales joined Janus in September 1991 and became a research analyst in 1993, focusing on the technology, media, retail and consumer products sectors.  He assumed co-manager responsibilities of the Janus Venture Fund in 1997 and became sole portfolio manager of this fund in January 2001.  Prior to joining Janus, Mr. Bales worked as a broker at a Denver-based firm.  He earned a bachelor’s degree in marketing and a master’s degree in marketing and finance from the University of Colorado.  Mr. Bales has 16 years of professional investment experience.

Change in Sub-Adviser for the Emerging Markets Equity Fund

In the sub-section entitled “Emerging Markets Equity Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the following paragraph is hereby added:

PanAgora Asset Management, Inc.: PanAgora Asset Management, Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund’s assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., Kenneth Masse, CFA, George Mussalli, CFA and Jane Zhao, Ph.D.  Mr. Hua, Chief Investment Officer, oversees all equity strategies.  Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Masse is responsible for the trading and implementation of client portfolios that employ PanAgora’s Dynamic investment strategies. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Ms. Zhao contributes to research supporting the Dynamic Equity strategies. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004.  Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000 where he was a portfolio manager on the structured equity team. Mr. Mussalli had been a vice president and portfolio manager on Putnam’s structured equity team since 2000.

There are no other changes to the sub-advisers of the Small/Mid Cap Equity, Small Cap and Emerging Markets Equity Funds.

Change in Portfolio Managers for the Emerging Markets Debt Fund

In the sub-section entitled “Emerging Markets Debt Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the text relating to ING Investment Management Co. is hereby deleted and replaced with the following:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Emerging Markets Debt Fund.  A team of investment professionals manages the portion of the Emerging Markets Debt Fund’s assets allocated to ING IM.  Daniel Eustaquio, a Senior Portfolio Manager, is responsible for managing emerging markets portfolios.  He has been with ING IM since October 1998 and has 18 years of investment experience.  Gorky Urquieta, a Senior Investment Manager and deputy head of ING IM’s Emerging Markets Debt Team, is responsible for security selection, research, asset allocation and trading.  Mr. Urquieta has been with ING IM since 1997.

There are no other changes to the portfolio managers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-456 (7/07)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund

Small Cap Fund

Emerging Markets Equity Fund

Emerging Markets Debt Fund

Supplement Dated July 17, 2007
to the Statement of Additional Information (“SAI”) Dated September 30, 2006

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Equity, Small Cap, Emerging Markets Equity and Emerging Markets Debt Funds.

Change in Sub-Adviser for the Small/Mid Cap Equity and Small Cap Funds

In the sub-section entitled “The Sub-Advisers” under the section entitled “The Adviser and Sub-Advisers,” the following paragraph is hereby added:

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC (“Janus”) serves as a Sub-Adviser to the Small/Mid Cap Equity and Small Cap Funds. Janus has been an investment adviser since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.  Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses.  JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

In addition, in the sub-section entitled “Portfolio Management” under the section entitled “The Adviser and Sub-Advisers,” the following text is hereby added:

Janus

Compensation.  SIMC pays Janus a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Janus and SIMC.

Janus pays its portfolio manager out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following describes the structure and method of calculating the portfolio manager’s compensation as of May 31, 2007.

The portfolio manager is compensated by Janus for managing the account and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash-deferred award aligned with Janus fund shares).  Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds.  Variable compensation is based on pre-tax performance of the Managed Funds.

The  portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results.  The multiplier is applied against the portfolio manager’s fixed compensation.  The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain ranking in their Lipper peer performance groups in each of three, four or five consecutive years.  The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is  derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period.  Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus.  No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Funds’ Lipper peer group for compensation purposes is the Lipper Small Cap Growth.

Ownership of Fund Shares.  As of May 31, 2007, William Bales did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts.  As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Janus’ portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Bales	3	$1,767,395,752	0	N/A	2	$116,148,899

* None of the accounts listed above is subject to a performance-based advisory fee.

Material Conflicts.  As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund.  Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

There are no other changes to the sub-advisers of the Small/Mid Cap Equity and Small Cap Funds.

Change in Sub-Adviser for the Emerging Markets Equity Fund

In the sub-section entitled “The Sub-Advisers” under the section entitled “The Adviser and Sub-Advisers,” the paragraph relating to PanAgora Asset Management, Inc. (“PanAgora”) is hereby deleted and replaced with the following:

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. (“PanAgora”) serves as a Sub-Adviser to the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

In addition, in the sub-section entitled “Portfolio Management” under the section entitled “The Adviser and Sub-Advisers,” the text relating to PanAgora is hereby deleted and replaced with the following:

PanAgora

Compensation.  SIMC pays PanAgora a fee based on the assets under management of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. The following information relates to the period ended May 31, 2007.

All of PanAgora’s investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

PanAgora’s employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 15% of the equity in the parent company may be issued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares.  As of May 31, 2007, PanAgora’s portfolio managers did not beneficially own any shares of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds.

Other Accounts.  As of May 31, 2007, in addition to the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds, PanAgora’s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Eric Sorensen	#		#		#
Ronald Hua	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Edward Qian	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Sanjoy Ghosh	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Kenneth Masse	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
George Mussalli	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219
Jane Zhao	11	$1,037,812,316	9*	$1,647,798,921	38*	$5,618,795,219

# Eric Sorensen is CEO of PanAgora and as such has oversight of the Firm’s accounts.

* Certain accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  The portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans and separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. Because of their positions with the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds and Other Accounts

which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds, such securities might not be suitable for the Small Cap, Small/Mid Cap Equity and Emerging Markets Equity Funds given their investment objectives and related restrictions.

There are no other changes to the sub-advisers of the Emerging Markets Equity Fund.

Change in Portfolio Managers for the Emerging Markets Debt Fund

In sub-section entitled “Portfolio Management” under the section entitled “The Adviser and Sub-Advisers,” the section related to Other Accounts managed by ING Investment Management Co.’s portfolio managers is hereby deleted and replaced with the following:

Other Accounts: As of March 31, 2007, in addition to the Emerging Markets Debt and Core Fixed Income Funds, ING IM’s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel Eustaquio	3	$274,000,000	11	$8,601,000,000	1	$204,000,000
Gorky Urquieta	3	$274,000,000	11	$8,601,000,000	1	$204,000,000
James B. Kauffmann (Core Fixed Income Fund)**	46	$7,541,279,375	25	$4,433,135,055	36	$10,884,315,469

*  The portfolio managers collectively manage each account reflected above.

** Accounts listed above are subject to a performance-based advisory fee.

There are no other changes to the portfolio managers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-457 (7/07)